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                                                                    Exhibit 10.4
================================================================================

                   WRAP-AROUND MORTGAGE, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                              DATED: MARCH 6, 2009

                                      AMONG

                          NYT REAL ESTATE COMPANY LLC,
                      A NEW YORK LIMITED LIABILITY COMPANY

                               WITH AN ADDRESS AT:

                         C/O THE NEW YORK TIMES COMPANY
                                620 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10018
                                (THE "BORROWER")

                                       AND

        NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE
                         STATE DEVELOPMENT CORPORATION,
                 A CORPORATE GOVERNMENTAL AGENCY OF THE STATE OF
        NEW YORK CONSTITUTING A POLITICAL SUBDIVISION AND PUBLIC BENEFIT
                                   CORPORATION

                               WITH AN ADDRESS AT:
                                633 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                           ("ESDC"), AS CO- MORTGAGEE,

                                       AND

                    620 EIGHTH NYT (NY) LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

                               WITH AN ADDRESS AT:
                            C/O W.P. CAREY & CO. LLC
                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                        ATTN.: DIRECTOR, ASSET MANAGEMENT
                        (THE "LENDER"), AS CO- MORTGAGEE,

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               THE LAND AFFECTED BY THE WITHIN INSTRUMENT LIES IN:

          BLOCK:     1012
          LOTS:      1001, 1003, 1007, 1009 THROUGH 1027, AND 1035
                     (FORMERLY PART OF LOT 1) 1007
          ADDRESSES: 620-628 8TH AVENUE,
                     263-267 AND 241-261 WEST 40TH STREET,
                     242-244 WEST 41ST STREET,
                     231-235 WEST 40TH STREET,
                     248-256, 260-262 AND 268 WEST 41ST STREET
                     634 AND 630-632 8TH AVENUE,
                     NEW YORK, NEW YORK
          COUNTY:    NEW YORK

================================================================================

                              RECORD AND RETURN TO:

                                 REED SMITH LLP
                        599 LEXINGTON AVENUE, 29TH FLOOR
                            NEW YORK, NEW YORK 10022
                          ATTN: JOSEPH M. MARGER, ESQ.


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                   WRAP-AROUND MORTGAGE, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

THIS WRAP-AROUND MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (herein "INSTRUMENT") is made this 6th day of March, 2009 (the "EFFECTIVE DATE"), among NYT REAL ESTATE COMPANY LLC, a New York limited liability company, whose address is c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018 (herein "BORROWER"), NEW YORK STATE URBAN DEVELOPMENT CORPORATION, D/B/A/ EMPIRE STATE DEVELOPMENT CORPORATION, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, New York, New York 10017 ("ESDC") as co- mortgagee, and 620 EIGHTH NYT
(NY) LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is c/o W.P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, as co-mortgagee (herein "LENDER").

This Instrument is made in connection with the loan (the "LOAN") evidenced by the Lease Agreement (as defined in PARAGRAPH 1 below).

ESDC (i) is acting under this Instrument as co-mortgagee solely for the purpose of making available to Borrower an exemption from mortgage recording tax in recognition of the fact that this is necessary to make the Lease Agreement financially feasible, (ii) has no beneficial interest in or discretionary authority whatsoever as co-mortgagee hereunder or under any Loan Documents (as hereinafter defined) and pursuant to the provisions of PARAGRAPH 40.14 of this Instrument, effective immediately after the recording of this Instrument, is resigning as co-mortgagee and assigning to Lender, all of its right, title and interest in and to this Instrument and (iii) has no obligations, responsibilities or liabilities whatsoever under this Instrument and/or any other Loan Documents other than to (x) record this Instrument in the City Register's Office and (y) perform its obligations under PARAGRAPH 40.14 of this Instrument.

Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Lease Agreement.

Borrower, in consideration of good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to secure the obligations described in PARAGRAPH 1 below, irrevocably mortgages, warrants, grants, conveys and assigns to Lender and its successors and assigns, forever, all of Borrower's estate, right, title, interest, claim and demand in and to the property in the County of New York, State of New York, known as consisting of certain leasehold condominium units in the property known as 620-628 8th Avenue, 263-267 and 241-261 West 40th Street, 242-244 West 41st Street, 231-235 West
40th Street, 248-256, 260-262 and 268 West 41st Street, 634 and 630-632 8th
Avenue, New York, New York (which address is provided for reference only and shall in no way limit the description of the real and personal property otherwise described below), described as follows, whether now existing or hereafter acquired (all of the property described in all parts below is called the "PROPERTY"):

          (A) Condominium Units. The leasehold condominium units and undivided interest in the Condominium common elements appurtenant thereto all as more particularly described in Exhibit "A" attached hereto (collectively, the "UNIT"), all located in the building known as "The New York Times Building" having a street address of 620 Eighth Avenue, New York, New York (the "BUILDING"). The land upon which the Building is constructed and which constitutes a part of the Condominium is herein referred to as the "LAND"; and

          (B) Leasehold. The leasehold estate created by the Severance Lease (the "SEVERANCE Lease") described on Exhibit "B" attached hereto; any and all options to purchase, rights of first refusal and renewal options with respect to the Severance Lease or any real or personal property covered thereby, or any portion thereof or any interest therein; any and all greater estate in such real or personal property (including but not limited to the fee estate) as may subsequently be acquired by or released to Borrower, whether under the Severance Lease or otherwise; any and all interest, estate and other claims, both in law and equity, that Borrower now has or may hereafter acquire in and to any such real or personal property; and any and all other rights and interests of Borrower arising under or as a result of the Severance Lease; and

          (C) Improvements, Appurtenances and Fixtures. All Appurtenances (hereinafter defined) and any structures and other improvements now or hereafter constructed within the Unit or which are located on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents (as defined below) (collectively, the "IMPROVEMENTS"). All the fixtures, machinery, equipment and other property described in Exhibit "B" hereto located within the Unit or on or about the Building and which serve only the Unit or which otherwise constitute a part thereof under the terms of the Condominium Documents, but specifically excluding Borrower's Personal Property (hereinafter defined); and

          (D) Enforcement and Collection. Any and all rights of Borrower without limitation to make claim for, collect, receive and receipt for any and all rents, income, revenues, issues, earnest money, deposits, refunds (including but not limited to refunds from property taxing authorities, utilities and insurers), royalties, and profits, including mineral, oil and gas rights and profits, insurance proceeds of any kind (whether or not Lender requires such insurance and whether or not Lender is named as an additional insured or loss payee of such insurance), condemnation awards and other moneys, payable or receivable from or on account of any of the Property, including interest thereon, or to enforce all other provisions of any other agreement (including those described in (B) above) affecting or relating to any of the Property, to bring any suit in equity, action at law or other proceeding for the collection of such moneys or for the specific or other enforcement of any such agreement, award or judgment, in the name of Borrower or otherwise, and to do any and all things that Borrower is or may be or become entitled to do with respect thereto, provided, however, that no obligation of Borrower under the provisions of any such agreements, awards or judgments shall be impaired or diminished by virtue hereof, nor shall any such obligation be imposed upon Lender; and

          (E) Accounts and Income. Any and all rights of Borrower in any and all accounts, rights to payment, contract rights, chattel paper, documents, instruments, licenses, contracts, agreements and general intangibles relating to any of the Property; and

          (F) Leases. All of Borrower's rights as landlord in and to all existing and future leases and tenancies, whether written or oral and whether for a definite term or month to month or otherwise, now or hereafter demising all or any portion of the Property, including all renewals and extensions thereof and all rents, deposits and other amounts received or receivable thereunder, and including all guaranties, supporting obligations, letters of credit (whether tangible or electronic)


                                        2

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and letter of credit rights guaranteeing or supporting any such lease or tenancy
(in accepting this Instrument Lender assumes no liability for the performance of any such lease); and

          (G) Books and Records. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property, but specifically excluding Borrower's Personal Property; and

          (H) Proceeds. All proceeds resulting or arising from the foregoing.

          PROVIDED, HOWEVER, that the term "Property" shall exclude the following which shall not be subject to the lien of this Instrument:

               (i) Any existing cause of action, or damage claim, of or against Borrower;

               (ii) All rights and interests of Borrower with respect to any amounts due Borrower with respect to the Property and arising prior to the Effective Date (including but not limited to, tax refunds, casualty or condemnation proceeds, utility deposits, rents or other income from the Property) to the extent attributable to periods prior to the Effective Date;

               (iii) All rights and interests of Borrower with respect to and appurtenant to the condominium units comprising Floors 21 through 27 of the Building and their respective undivided interest in the Condominium common elements (the "EXCLUDED UNITS");

               (iv) All trademarks, tradenames, logos and other intellectual property rights relating to The New York Times Company and its subsidiaries and affiliates and/or related media groups; and

               (v) All right, title and interest of Borrower in and to that certain (i) NYTC Facility Maintenance and Management Agreement relating to the Condominium Units and the Excluded Units between Borrower and First New York Partners Management, LLC dated as of January 4, 2007, and (ii) that certain Management Agreement relating to the Excluded Units between Borrower and First New York Partners Management, LLC dated as of April __, 2008.

          Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and that the Severance Lease is in full force and effect without modification and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any Permitted Encumbrances (hereinafter defined).

          As used herein, the following terms shall have the following meanings:

          "APPURTENANCES" shall mean all tenements, hereditaments, easements, rights-of-way, rights, privileges in and to the Building or the Land, including
(a) easements over other lands granted by any conditions, covenants, restrictions, easements, declarations, licenses and other


                                        3

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agreements as may now or hereafter affect the Property, (b) any streets, ways, alleys, vaults, gores or strips of land adjoining the Land and (c) any and all rights to the use or enjoyment of, or access to, any other portion of the Condominium under the terms or provisions of the Condominium Documents, the Severance Lease and/or the Ground Lease (hereinafter defined).

          "BORROWER'S PERSONAL PROPERTY" shall mean all furniture, furnishings equipment and other personal property of Borrower, which includes, without limitation, inventory, racking, shelving, cabling, antennae, machinery, communication equipment, data cabinets, lockers, plug-in light fixtures, storage racks, trash compactors, signs, desks, movable partitions, vending machines, computer software and hardware, removable trade fixtures and equipment, even if bolted or otherwise affixed to the floors, including, without limitation, telecommunication switches, in each case, as now or may hereafter exist in or on any of the Improvements and any other personal property owned by Borrower or a sublessee of Borrower or other occupant of the Property; provided that in no case shall Borrower's Personal Property include fixtures or built-in heating, ventilating, air-conditioning, and electrical equipment (including power panels) to be utilized in connection with the operation of the Property.

          "CONDOMINIUM DOCUMENTS" shall mean collectively, (i) the Declaration (hereinafter defined), and all the terms and provisions thereof, and (ii) the Bylaws (hereinafter defined) and (iii) any rules or regulations adopted under the Declaration or the Bylaws, in each case, now or hereafter in effect and as same may be amended, restated, modified or supplemented from time to time.

          "GROUND LEASE" shall mean that certain Agreement of Lease, dated as of December 12, 2001, between 42nd Street Development Project, Inc., as landlord, and The New York Times Building LLC, as tenant with respect to certain land more particularly described in Exhibit "A" attached hereto as the land area of the Condominium and all improvements then or thereafter located thereon, as evidenced by Memorandum of Agreement of Lease, including an Option to Purchase, between 42nd Street Development Project, Inc. and The New York Times Building LLC, dated December 12, 2001, recorded in the Office of the City Register, New York County on October 24, 2003 as CRFN 2003000433122, as amended by Letter Agreement dated April 8, 2004 (as cited in Lease Assignment made by and between The New York Times Building LLC and 42nd St. Development Project, Inc. under CRFN 2006000644732), as further amended by Lease Assignment (Assignment and Assumption Agreement) made by and between The New York Times Building LLC (assignor) and 42nd St. Development Project, Inc. (assignee) dated as of August 15, 2006 and recorded in the Office of the City Register, New York County on November 20, 2006 as CRFN 2006000644732, and as further amended by Amended and Restated Agreement of Lease by and between 42nd St. Development Project, Inc. (landlord) and 42nd St. Development Project, Inc. (tenant) dated as of August 15, 2006 and recorded in the Office of the City Register, New York County on November 20, 2006 as CRFN 2006000644736 and further amended by First Amendment to Amended and Restated Agreement of Lease dated January 29, 2007 and recorded in the Office of the City Register, New York County as CRFN 2007000100154, as the same may be amended from time to time.

          "PERMITTED ENCUMBRANCES" shall mean the Permitted Encumbrances as defined in the Lease Agreement together with the Underlying Note (hereinafter defined) and the Underlying Mortgage (hereinafter defined).

Borrower covenants with and represents and warrants to Lender as follows:


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          1. SECURED OBLIGATIONS. This Instrument is given for the purpose of securing the following (the "SECURED OBLIGATIONS"):

          (A) Performance and Payment. The performance of the obligations contained herein and the payment and performance of all obligations pursuant to the terms of a lease agreement of even date herewith made by Borrower in favor of Lender and any and all extensions, renewals, modifications or replacements thereof, whether the same be in greater or lesser amounts (the "LEASE AGREEMENT"). Borrower shall pay and perform all obligations contained in the Lease Agreement at the time and in the manner provided in the Lease Agreement and in this Instrument. Borrower will duly and punctually perform all of the covenants, conditions and agreements contained in the Lease Agreement, this Instrument and the other Loan Documents (as defined below) all of which covenants, conditions and agreements are hereby made a part of this Instrument to the same extent and with the same force as if fully set forth herein.

          (B) Future Advances. The repayment of any and all sums advanced or expenditures made by Lender subsequent to the execution of this Instrument and after an Event of Default for the maintenance or preservation of the Property or advanced or expended by Lender pursuant to any provision of this Instrument or the other Loan Documents, together with interest thereon.

          (C) Other Amounts. All other obligations and amounts now or hereafter owing by Borrower to Lender under this Instrument, the Lease Agreement, that certain Assignment and Assumption of Severance Agreement of even date between Borrower and Lender or any other document, instrument or agreement evidencing, securing or otherwise relating to the Loan and any and all extensions, renewals, modifications or replacements of any thereof (collectively, the "LOAN DOCUMENTS"); provided, however, that this Instrument does not and shall not in any event be deemed to, secure the obligations owing to Lender any guaranty of the Loan.

          2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Borrower shall cause to be paid all Impositions and insurance premiums now or hereafter levied or assessed or imposed against the Property or any part thereof as provided in the Lease Agreement, and subject to Borrower's right to contest set forth in Paragraph 14 of the Lease Agreement. Following the occurrence of an Event of Default with respect to the timely payment of any Impositions or insurance premiums, as the case may be, in accordance with the terms of the Lease Agreement or the Condominium Documents, upon the written request of Landlord, Borrower shall pay into an escrow account controlled by Landlord (or Lender, as the case may be), funds necessary to pay Escrow Charges in accordance with the terms of Paragraph 9(b) of the Lease Agreement.

          3. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Instrument or the Lease Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Instrument or the Lease Agreement do not specifically and expressly provide for the giving of notice by Lender to Borrower.


                                        5

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          4. CHARGES; LIENS. Borrower shall pay all rents, taxes, assessments, premiums, and Impositions attributable to the Property as provided in and subject to the Lease Agreement. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property, all to the extent provided in the Lease Agreement. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

          5. HAZARD INSURANCE. Borrower, at its sole cost and expense, shall maintain or cause to be maintained insurance with respect to the Property for the mutual benefit of Borrower and Lender (and any other person) as required by Paragraph 16 of the Lease Agreement. If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (an "INSURED CASUALTY"), Borrower shall, to the extent required under Paragraphs 17, 18 and 19 of the Lease Agreement, promptly repair, replace or rebuild the Property in accordance with, and all amounts paid with respect to such Insured Casualty under all insurance policies maintained by Borrower shall be governed by, the terms and conditions of Paragraphs 17, 18 and 19 of the Lease Agreement. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Secured Obligations and shall be secured hereby and shall be reimbursed by Borrower to Lender in accordance with the terms of the Lease Agreement. Any adjustment, settlement or compromise of any claims associated with an Insured Casualty is subject to the terms of Paragraph 17 of the Lease Agreement. Notwithstanding any casualty occurring at all or any portion of the Property, subject to the terms of Paragraphs 17, 18 and 19 of the Lease Agreement, Borrower shall continue to pay the Secured Obligations at the time and in the manner provided for its payment in the Lease Agreement. The application of any claims associated with an Insured Casualty shall be governed by Paragraphs 17, 18 and 19 of the Lease Agreement.

          6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower shall comply with its maintenance and repair obligations with respect to the Property under the Lease Agreement. Borrower shall not be permitted to make any alterations to the Property except as provided in the Lease Agreement.

          Borrower (i) shall comply with the provisions of the Severance Lease,
(ii) shall give immediate written notice to Lender of any default by lessor under the Severance Lease or of any notice received by Borrower from such lessor of any default under the Severance Lease by Borrower, and (iii) shall give immediate written notice to Lender of the commencement of any proceedings for the exercise of remedies under the Severance Lease by any party thereto and, if required by Lender, shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such proceedings.

          Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the Severance Lease, whether or not such covenants run with the land; provided, however, pursuant to and in accordance with the terms of Paragraph 4(c) of the Lease Agreement, the Borrower shall be entitled to exercise, and shall continue to be bound by, certain rights and obligations with respect to the Severance Lease.

          Except to the extent provided in Paragraph 4(c) of the Lease, Borrower shall not surrender its right, title or interest in the Severance Lease and interests herein conveyed (the "SEVERANCE LEASEHOLD ESTATE") nor terminate, or cancel the Severance Lease creating said estate and interests, and, except to the extent provided in Paragraph 4(c) of the Lease, Borrower shall not,


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without the express written consent of Lender, alter or amend the Severance
Lease. Borrower covenants and agrees that there shall not be a merger of the Severance Lease, or of the leasehold estate created thereby, with the leasehold estate covered by the Severance Lease by reason of said leasehold estate or a merger of the Severance Lease between the lessor under the Severance Lease, or the leasehold estate created by it, with the fee estate covered by such Severance Lease by reason of said leasehold estate or fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger; if Borrower shall acquire such fee estate or leasehold estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate and/or leasehold estate, as the case may be. In the event of such acquisition by Borrower, Borrower shall execute and deliver to Lender such further instruments, conveyances and assurances as Lender may reasonably request in order to further confirm and assure that the fee title or other interest so acquired by Borrower is subject to the terms, provisions and lien of this Instrument.

          7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, except as otherwise provided in Paragraph 4 of the Lease Agreement, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

          8. PROTECTION OF LENDER'S SECURITY. Upon the occurrence and during the continuance of any Event of Default beyond applicable notice and cure periods set forth in the Lease Agreement, Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, (iii) procurement of satisfactory insurance as provided in PARAGRAPH 5 hereof, (iv) exercise of any option to renew or extend the Severance Lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the Severance Lease, and, (v) the payment of any Impositions or insurance premiums then due and payable.

          Any amounts disbursed by Lender pursuant to this PARAGRAPH 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the Default Rate stated in the Lease Agreement unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this PARAGRAPH 8 shall require Lender to incur any expense or take any action hereunder.

          9. INSPECTION. Lender may make or cause to be made such reasonable entries upon and inspections of the Property as are permitted under (and in accordance with) the Lease Agreement.

          10. BOOKS AND RECORDS. Borrower shall furnish to Lender its books and records as and to the extent required by Paragraph 28 of the Lease Agreement.

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          11. CONDEMNATION. In the case of any actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property or any portion thereof, Borrower shall comply with the terms and conditions set forth in Paragraph 17, 18 and 19 of the Lease Agreement. Subject to the terms of Paragraph 17 of the Lease Agreement, Lender is hereby irrevocably appointed as Borrower's attorney in fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding. Notwithstanding any taking by any public or quasi public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), subject to the terms of Paragraphs 17 and 18 of the Lease Agreement, Borrower shall continue to pay the Secured Obligations at the time and in the manner provided for its payment in the Lease Agreement. The application of any award or payment made in any condemnation or eminent domain proceeding shall be governed by Paragraphs 17, 18 and 19 of the Lease Agreement.

          12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Lease Agreement or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this PARAGRAPH 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

          13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under PARAGRAPHS 5 AND 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

          14. ESTOPPEL CERTIFICATE. Borrower shall furnish to Lender estoppel certificates as required by Paragraph 25 of the Lease Agreement.

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          15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. To the extent any of the property described in this Instrument is personal property, Borrower, as debtor, grants to Lender, as secured party, a security interest therein together with a security interest in all other personal property of whatsoever nature that is located on or used or to be used in connection with any of the property described in this Instrument, and any products or proceeds of any thereof, pursuant to the Uniform Commercial Code of the State of New York (the "UCC"), on the terms and conditions contained herein. Borrower hereby authorizes Lender to file any financing statement, fixture filing or similar filing to perfect the security interests granted in this Security Instrument without Borrower's signature. Borrower shall: (a) execute and deliver such documents as Lender deems reasonably necessary to create, perfect and continue the security interests contemplated by this Instrument; (b) not change its name, or, as applicable, its chief executive office, its principal residence (or, if Borrower is a trust or one or more trustees acting with respect to property held in trust, the identity or principal residence of any trustee), the jurisdiction in which it is organized, or otherwise change its location (as that term is used in Article 9 of the UCC), without giving Lender at least thirty (30) days' prior written notice thereof; and (c) cooperate with Lender in perfecting all security interests granted in this Security Instrument and in obtaining such agreements from third parties as Lender deems necessary, proper or desirable in connection with the preservation, perfection or enforcement of any of Lender's rights under this Instrument.

          16. LEASES. Except as otherwise provided in Paragraph 21 of the Lease Agreement, Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease or other agreement for the occupancy or use of all or any part of the Property, permit an assignment or sublease of any lease or other agreement for the occupancy or use of all or any part of the Property, or request or consent to the subordination of any lease or other agreement for the occupancy or use of all or any part of the Property of all or any part of the Property to any lien subordinate to this Instrument.

          17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

          18. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the "ACT"), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file any answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower within ninety (90) days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within fifteen (15) days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by PARAGRAPH 27 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to PARAGRAPH 8 hereof.

          19. TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER. Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, and that Lender will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Secured Obligations. Except as expressly permitted under the Lease Agreement, Borrower shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (collectively, "TRANSFERS") of (i) all or any part of the Property or any interest therein, including, but not limited to, the Lease Agreement, or (ii) any direct or indirect beneficial ownership interest (in whole or in part) in Borrower, irrespective of the number of tiers of ownership, without the prior written consent of Lender. The occurrence of any Transfer in violation of this PARAGRAPH 19 shall constitute an Event of Default hereunder, whereupon Lender at its option, without being required to demonstrate any actual impairment of its security or any increased risk of default hereunder, may declare the Secured Obligations immediately due and payable, and Lender may invoke any remedies permitted by PARAGRAPH 27 of this Instrument. Lender's consent to any Transfer of the Property or any interest in Borrower shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any attempted or purported Transfer of the Property or of any direct or indirect interest in Borrower, if made in contravention of this PARAGRAPH 19, shall be null and void and of no force and effect.

          20. NOTICE. Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the intended recipient at its address set forth in Paragraph 24 of the Lease Agreement, and shall be made and deemed given in accordance with the terms of the Lease Agreement.

          21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of PARAGRAPH 19 hereof. Lender may at any time sell, assign, participate or securitize all or any portion of Lender's rights and obligations under the Loan Documents but only in connection with a transfer of Lender's rights under the Lease Agreement in accordance with and subject to the terms of the Lease Agreement or, subject to the terms of the Lease Agreement, by way of collateral security, to any Person (and its respective successors and assigns) which may, on or after the date hereof, make a Loan (as defined in the Lease Agreement) to Lender or be the holder of a Note. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

          22. GOVERNING LAW; SEVERABILITY. This Instrument was negotiated in New York, and made by Borrower and accepted by Lender in the State of New York, and the proceeds were disbursed from New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respect, including, without limiting the generality of the foregoing, matters of construction, validity and performance. This Instrument and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contract made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Instrument, and this Instrument shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law. In the event that any provision of this Instrument or the Lease Agreement conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Lease Agreement which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Lease Agreement are declared to be severable.

          23. FIXTURE FILING. This Instrument constitutes a financing statement, filed as a fixture filing in the real estate records of the county of the state in which the real property described in Exhibit "A" is located, with respect to any and all fixtures included within the list of improvements and fixtures described in SECTION (C) OF THE PREAMBLES of this Instrument and to any goods or other personal property that are now or hereafter will become a part of the Property as fixtures.

          24. WAIVER OF MARSHALLING; WAIVER OF SETOFF AND COUNTERCLAIM; TIME OF ESSENCE. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein. All amounts due under this Instrument, the Lease Agreement and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever, except as otherwise expressly provided in the Lease Agreement. Borrower hereby waives the right to assert a setoff, counterclaim or deduction in any action or proceeding in which Lender is a participant, or arising out of or in any way connected with this Instrument, the Lease Agreement, any of the other Loan Documents, or the Secured Obligations. Time is of the essence as to all of the terms, covenants and condition of this Instrument and the other Loan Documents.

          25. INDEMNIFICATION. Borrower shall comply with its indemnification obligations pursuant to and in accordance with Paragraph 15 of the Lease Agreement.

          26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Lease Agreement, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to the occurrence of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in the Lease Agreement with the balance, so long as no such Event of Default has occurred and is continuing, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower containing a statement that Lender exercises its rights to such rents (the "ASSIGNMENT NOTICE"), which Assignment Notice may be delivered at any time during the continuance of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this PARAGRAPH 26 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately, upon the occurrence of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, be held by Borrower as trustee for the benefit of Lender only. Borrower agrees that commencing upon delivery of such Assignment Notice, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

          Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this PARAGRAPH 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

          During the continuance of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Lender shall be entitled to the appointment of a receiver for the Property, without notice to Borrower or any other person or entity and Lender may in person, by agent or by a court appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property during the continuance of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

          All rents and revenues collected subsequent to delivery of the Assignment Notice shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property in the manner provided in Paragraph 28 of the Lease Agreement and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this PARAGRAPH 26.

          If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to PARAGRAPH 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Lease Agreement unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

          Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

          27. ACCELERATION; REMEDIES. Upon the occurrence and during the continuance of any Event of Default, all the Secured Obligations shall become immediately due and payable, without notice or demand, at the option of Lender and Lender may:

          (a) Have a receiver appointed as a matter of right on an ex parte basis without notice to Borrower and without regard to the sufficiency of the Property or any other security for the Secured Obligations and without the necessity of posting any bond or other security. Such receiver shall take possession and control of the Property and shall collect and receive the rents and revenues of the Property. If Lender elects to seek the appointment of a receiver for the Property, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. The receiver shall be entitled to receive a reasonable fee for managing the Property, which fee may be deducted from the rents and revenues of the Property or may be paid by Lender and added to the Secured Obligations. Immediately upon appointment of a receiver, Borrower shall surrender possession of the Property to the receiver and shall deliver to the receiver all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Property and all security deposits. If the rents and revenues of the Property are not sufficient to pay the costs of taking control of and managing the Property and collecting the rents and revenues of the Property, any funds expended by Lender, or advanced by Lender to the receiver, for such purposes shall become an additional part of the Secured Obligations. The receiver may exclude Borrower and its representatives from the Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this PARAGRAPH 27 shall not be construed to make Lender a mortgagee in possession of the Property.

          (b) Foreclose this Instrument as provided in PARAGRAPH 39 or otherwise realize upon the Property as permitted under applicable law.

          (c) Exercise any of the remedies set forth in Paragraphs 23(a)(i) and 23(b)(i) of the Lease Agreement which are incorporated herein by reference.

          (d) Avail itself of any other right or remedy available to it under the terms of this Instrument, the other Loan Documents or applicable law.

          Notwithstanding anything under this PARAGRAPH 27 or PARAGRAPH 39 to the contrary, the extent and the amount of any payments payable hereunder by the Borrower to the Lender upon the occurrence and during the continuance of any Event of Default, including, without limitation, the amount of the Secured Obligations which may be accelerated and any damages which may be payable, shall be governed by, and limited to the amounts recoverable under, Paragraphs 23(a)(i) and 23(b)(i) of the Lease Agreement.

          28. RELEASE. Upon satisfaction of the Secured Obligations, which shall include, without limitation, upon conveyance of the Property to Borrower pursuant to Paragraphs 18, 34 or 35 of the Lease Agreement and payment of all sums due by Borrower to Lender upon such conveyance, Lender shall release or, at Borrower's request, assign this Instrument, without recourse, warranty or representation whatsoever to the refinancing lender. Borrower shall pay Lender's reasonable costs incurred in discharging or assigning this Instrument and deliver to Lender an affidavit pursuant to Section 275 of the New York Real Property Law and such other documents and instruments as Lender may reasonably request.

          29. RELATIONSHIP OF PARTIES. The relationship of Lender and Borrower is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed to be other than that of debtor and creditor. Borrower represents and acknowledges that neither the Loan Documents nor any course of dealing between the parties creates any partnership or joint venture between Borrower and Lender or any other person, nor does it provide for any shared appreciation rights or other equity participation interest.

          30. INCORPORATION OF TERMS OF LEASE AGREEMENT. All terms and conditions of the Lease Agreement are incorporated herein as if set forth in full in this Instrument.

          31. DEFINITION OF DEFAULT. Borrower is in default upon the occurrence and continuance of any Event of Default as defined in the Lease Agreement.

          32. RECORDING OF MORTGAGE, ETC. Upon the execution and delivery of this Instrument and thereafter, from time to time, Borrower will cause this Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Instrument, any deed of trust supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do.

          33. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants, agrees and undertakes to:

          (a) from time to time, at the request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument, the Lease Agreement or in any other Loan Document or in the execution or acknowledgement thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's reasonable opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not increase Borrower's liability or decrease Borrower's rights under the Loan Documents (other than to a deminimus extent); and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) reasonably deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not increase Borrower's liability or decrease Borrower's rights under the Loan Documents (other than to a deminimus extent). Borrower will pay all reasonable costs connected with any of the foregoing in this SUBPARAGRAPH (A);

          (b) continuously maintain Borrower's existence and right to do business in the State of New York;

          (c) not execute or deliver any mortgage or pledge of any type covering all or any portion of the Property; and

          (d) continuously comply with its single purpose, bankruptcy remote status in accordance with the requirements of the Eighth Article of the Borrower's Articles of Organization as of the date of this Instrument.

          34. TAXES ON SECURITY; DOCUMENTARY STAMPS; INTANGIBLES TAX. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable under and/or with respect to the Lease Agreement, this Instrument or the liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Lease Agreement or this Instrument, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any. Borrower hereby agrees that, in the event that it is determined that additional documentary stamp tax or intangible tax is due hereon or any mortgage, deed of trust or promissory note executed in connection herewith (including, without limitation, the Lease Agreement), Borrower shall indemnify and hold harmless Lender for all such documentary stamp tax and/or intangible tax, including all penalties and interest assessed or charged in connection therewith. Borrower shall pay same within ten (10) days after demand of payment from Lender and the payment of such sums shall be secured by this Instrument and such sums shall bear interest at the Default Rate (as defined in the Lease Agreement) from and after the eleventh (11th) day after demand until paid in full. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Instrument.

          35. MAXIMUM INTEREST. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Lease Agreement, whether considered separately or together with other charges levied in connection with this Instrument and the Lease Agreement, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Lease Agreement. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Lease Agreement and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Lease Agreement. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Lease Agreement.

          36. ATTORNEYS' FEES AND LEGAL EXPENSES. In the event of any Event of Default under this Instrument, or in the event that any dispute arises relating to the interpretation, enforcement or performance of any Secured Obligation, Lender shall be entitled to collect from Borrower on demand all fees and expenses incurred in connection therewith, including but not limited to reasonable fees of attorneys and fees of accountants, appraisers, environmental inspectors, consultants, expert witnesses, arbitrators, mediators and court reporters. Without limiting the generality of the foregoing, Borrower shall pay all such costs and expenses incurred in connection with: (a) arbitration or other alternative dispute resolution proceedings, trial court actions and appeals; (b) bankruptcy or other insolvency proceedings of Borrower, any guarantor or other party liable for any of the Secured Obligations or any party having any interest in any security for any of those obligations; (c) judicial or nonjudicial foreclosure on, or appointment of a receiver for, any of the Property; (d) post-judgment collection proceedings; (e) all claims, counterclaims, cross-claims and defenses asserted in any of the foregoing whether or not they arise out of or are related to this Instrument; (f) all preparation for any of the foregoing; and (g) all settlement negotiations with respect to any of the foregoing.

          37. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE LEASE AGREEMENT, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE

OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

          38. TRANSFER OF LOAN. Subject to the terms of the Lease Agreement, Lender may, at any time, and at Lender's sole cost and expense, sell, transfer or assign the Lease Agreement, this Instrument and the Loan Documents, or any part thereof, and any or all servicing rights with respect thereto, or grant participations therein. Lender may forward to each purchaser, transferee, assignee, servicer or participant (singularly, an "INVESTOR," and collectively, the "INVESTORS") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any guarantor, any indemnitors and/or the Property, whether furnished by Borrower, any guarantor, any indemnitors or otherwise, as Lender determines necessary or desirable. Borrower shall furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors any and all information concerning the Property, the leases, the financial condition of Borrower, any guarantor and any indemnitor as may be reasonably requested by Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.

          39. RIGHTS AND REMEDIES. Upon the occurrence of any Event of Default beyond applicable notice and cure periods set forth in the Lease Agreement, Lender shall have the option, without notice or demand, to declare all Secured Obligations immediately due and payable and to proceed to foreclose on this Instrument as now or then provided by law (in which event Lender shall be entitled to the appointment of a receiver) pursuant to a judicial proceeding in accordance with Article 13 of the New York Real Property Actions and Proceedings Law ("RPAPL") or by advertisement in accordance with Article 14 of RPAPL. Any foreclosure shall forever bar Borrower and all persons claiming under Borrower from all right and interest in the Property. In any such proceeding Lender shall be entitled to recover all costs and expenses (regardless of the particular nature thereof and whether incurred prior to or during such proceeding) incident to the realization of its rights hereunder, including court costs and reasonable attorneys' fees. Lender shall be entitled to possession of the Property during any period of redemption. Borrower hereby waives any right it or its successors in interest may have in the event of acceleration or foreclosure to obtain a partial release of the Property from the lien of this Instrument by paying less than the entire amount then secured hereby, or to partially redeem the Property by paying less than the amount necessary to effect full redemption. If a deficiency remains after proper application of the proceeds of sale of the Property, Borrower shall pay the same immediately after determination of the amount thereof.

          40. SPECIAL NEW YORK LOCAL LAW PROVISIONS.

          40.1 INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this PARAGRAPH 40 and the other provisions of this Instrument, the terms and conditions of this PARAGRAPH 40 shall control and be binding.

          40.2 TRUST FUND. Pursuant to Section 13 of the New York Lien Law, Borrower shall receive the advances secured hereby and shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

          40.3 COMMERCIAL PROPERTY. Borrower represents that this Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

          40.4 INSURANCE. The provisions of Subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire shall not apply to this Instrument. In the event of any conflict, inconsistency or ambiguity between the provisions of PARAGRAPH 5 above and the provisions of Subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire, the provisions of PARAGRAPH 5 shall control.

          40.5 LEASES. Lender shall have all of the rights against lessees of the Property set forth in Section 291-f of the Real Property Law of New York.

          40.6 STATUTORY CONSTRUCTION. The clauses and covenants contained in this Instrument that are construed by Section 254 of the New York Real Property Law shall be construed as provided in those paragraphs (except as provided in PARAGRAPH 40.4). The additional clauses and covenants contained in this Instrument shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by Section 254 and shall not impair, modify, alter or defeat such rights (except as provided in PARAGRAPH 40.4), notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section
254. The rights of Lender arising under the clauses and covenants contained in this Instrument shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In the event of any inconsistencies between the provisions of Section 254 and the provisions of this Instrument, the provisions of this Instrument shall prevail.

          40.7 MAXIMUM PRINCIPAL AMOUNT SECURED. Notwithstanding anything to the contrary contained in this Instrument, the maximum amount of principal indebtedness secured by this Instrument or which under any contingency may be secured by this Instrument is TWO HUNDRED FIFTY MILLION and 00/100 Dollars ($250,000,000.00), which amount represents the sum of (A) the outstanding principal indebtedness under the Underlying Mortgage (hereinafter defined) and
(B) the new principal indebtedness created by the Lease Agreement in the amount of SEVENTY FIVE MILLION AND 00/100 DOLLARS ($75,000,000.00), plus any amounts expended by the Lender after an Event of Default on account of (a) taxes, charges or assessments which may be imposed by law upon the Property; (b) premiums on insurance policies covering the Property; (c) expenses incurred in upholding the lien of this Instrument, including, but not limited to (i) the expenses of any litigation to prosecute or defend the rights and lien created by this Instrument; (ii) any amount, cost or charges to which Lender becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority and (iii) interest, default interest and other charges at the rate and in the amounts set forth in the Loan Documents. In no event shall any owner of the Property be obligated for an indebtedness of more than the indebtedness created hereby and by the Lease Agreement and the pre-existing indebtedness secured by the Underlying Mortgage as provided in this PARAGRAPH 40.7.

          40.8 LIEN LAW. Borrower will, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances in a trust fund to be applied first for the purpose of paying the cost of any improvement and will apply the same first to the payment of the cost of any such improvement before using any part of the total of the advance for any other purpose.

          40.9 CONDOMINIUM REGIME.

          (a) The Property is subject to a condominium regime pursuant to the Declaration of Condominium (as amended to date, collectively the "DECLARATION") of The New York Times Building LLC (the "CONDOMINIUM") specified in Exhibit A attached hereto, dated as of August 4, 2006 made by The New York Times Building LLC and recorded in the Office of the City Register, New York County on August 15, 2006, as CRFN 2006000460293, as amended by that certain First Amendment to the Declaration, which First Amendment was dated as of January 29, 2007, and recorded in the Office of the City Register, New York County on February 8, 2007 as CRFN 2007000075106, and further amended by that certain Second Amendment to the Declaration, which Second Amendment was dated October 11, 2007, and recorded in the Office of the City Register, New York County on January 8, 2008 as CRFN 2008000008735, and further amended by that certain Third Amendment to the Declaration, which Third Amendment was dated March 6, 2009, and is intended to recorded in the Office of the City Register, New York County. A Board of Managers (the "BOARD OF MANAGERS") governs the Condominium pursuant to the by-laws of the Condominium (the "BYLAWS") which were recorded in the like office together with the Declaration. Borrower represents and covenants that Borrower is in compliance with, and at all times hereafter shall maintain compliance with, the terms of the Lease Agreement with respect to any Condominium Documents.

          (b) Borrower will fully and faithfully perform and comply with the terms, conditions, and provisions of the Condominium Documents.

          (c) Borrower will use its commercially reasonable efforts, within fifteen (15) days after written demand by Lender, to obtain from the Board of Managers under the Condominium Documents and furnish to Lender the estoppel certificate in recordable form of such Board of Managers either required to be issued by such Board of Managers pursuant to the provisions of the Condominium Documents or in form reasonably requested by Lender.

          40.10 GROUND SUBLEASEHOLD MORTGAGE PROVISIONS.

          (a) Borrower hereby represents, covenants and warrants that as to its interest in the Property:

          (i) The Severance Lease is in full force and effect and unmodified, no default has occurred under the Severance Lease which would affect Borrower's sublease and there is no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the Severance Lease by the Borrower.

          (ii) All rents, additional rents, taxes, assessments, water rates, sewer rents, impositions and other charges due or payable under the Severance Lease have been paid to the extent they were payable prior to the date hereof.

          (iii) Borrower shall maintain the quiet and peaceful possession of Lender of the Property and shall defend the Severance Leasehold Estate created under the Severance Lease for the entire remainder of the term set forth therein including all renewal options thereunder, against all and every person or persons lawfully claiming, or who may claim the same or any part thereof, and to the performance and observance of all of the terms, covenants, provisions and conditions thereof.

          (iv) There is no existing default by Borrower under the provisions of the Severance Lease or in the performance of any of the terms, covenants, provisions or conditions thereof on the part of the lessee to be observed and performed.

          (v) Borrower has not further encumbered the Property (other than by the Permitted Encumbrances) or assigned the Severance Lease.

          (vi) The Severance Lease has been duly recorded as set forth herein and permits the interest of the Borrower thereunder to be encumbered by this Instrument, and there has not been a material change in the terms of the Severance Lease since its recordation.

          (vii) Except for the Permitted Encumbrances, Borrower's interest in the Severance Lease is not subject to any liens or encumbrances superior to, or of equal priority with, this Instrument, other than the lessor under the Severance Lease related fee interest.

          (viii) Borrower's interest in the Severance Lease is assignable upon notice to, but without the consent of, the lessor under the Severance Lease (or, if any such consent is required, it has been obtained prior to the date of this Instrument) or, in the event that it is so assigned, it is further assignable and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor under the Severance Lease.

          (b) Except as otherwise provided in Paragraph 9 of the Lease Agreement, Borrower hereby represents, covenants and warrants that as to its Severance Leasehold Estate Borrower shall pay or cause to be paid all rents, additional rents, taxes, assessments, water rates, sewer rents, impositions, and other charges mentioned in and made payable by the Severance Lease, for which provision has not been made hereinbefore, when and as the same shall become due and payable, and shall use its best efforts to cause the lessor under the Severance Lease, to the extent required by the Severance Lease, to pay any portion of said taxes, assessments, rates, charges and impositions to be borne by the lessor under the Severance Lease that might become liens on the Property or Borrower's estate therein prior to or on the date when they become due, and Borrower shall in every case take, or cause to be taken, a proper receipt for any such item so paid by Borrower and shall deliver, or cause to be delivered to Lender upon its request after any such payment, the original receipts or cancelled checks for any such payments by Borrower.

          (c) Borrower hereby represents, covenants and warrants that as to its Severance Leasehold Estate Borrower shall at all times promptly and fully observe, keep and perform, or cause to be observed, kept and performed, all terms, covenants, provisions and conditions contained in the Severance Lease to be kept and performed in all respects. Borrower further covenants that it will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of this Instrument or will be a default under the Severance Lease. If Borrower shall fail at all times to fully observe, perform and comply with all tenant's, covenants, provisions and conditions under the Severance Lease beyond applicable notice and cure periods set forth in the Severance Lease, or do or permit anything to be done, the doing of which or refrain from doing, the omission of which will impair the security of this Instrument or will be a default under the Severance Lease beyond applicable notice and cure periods set forth in the Severance Lease (severally, a "SEVERANCE LEASE DEFAULT"), then, upon the happening of any such event, an Event of Default shall be deemed to have occurred pursuant to Paragraph 22(a)(vii) of the Lease Agreement and Lender, at its option, may either:

          (i) accelerate the maturity of the indebtedness secured hereby and declare the same to be immediately due and payable and may invoke any remedies permitted by PARAGRAPH 27 and/or PARAGRAPH 39 of this Instrument; or

          (ii) without limiting the generality of any other provision of this Instrument or any remedy of Lender hereunder and without waiving or releasing Borrower from any of its obligations hereunder, Lender may (but shall not be obligated to) take any action Lender deems necessary or desirable to prevent or to cure any default by Borrower in the performance of or compliance with any of Borrower's covenants or obligations under the Severance Lease. Upon receipt by Lender from the lessor under the Severance Lease of any written notice of default by lessee thereunder, Lender may rely thereon and take any action, as aforesaid, to cure such default even though the existence of such default or the nature thereof be questioned or denied by Borrower or by any party on behalf of Borrower.

          (d) Borrower hereby expressly grants to Lender, and agrees that Lender shall have the absolute and immediate right to enter in and upon the Property or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable, in order to cure a Severance Lease Default by Borrower. Lender may pay and expend such sums of money as Lender, in its sole discretion, deems necessary for the purpose of remedying a Severance Lease Default, and Borrower hereby agrees to pay to Lender, upon demand, all such sums so paid and expended by Lender, together with default interest thereon and other charges at the Default Rate set forth in the Lease Agreement, computed from the date of payment thereof by Lender. Any such sum paid by Lender and the interest thereon shall be a lien on the Property prior to any claim, lien, right, title or interest in, to or on the Property attaching or accruing subsequent to the lien of this Instrument, and shall be deemed to be secured by this Instrument and evidenced by the Lease Agreement.

          (e) Except to the extent expressly provided in the Lease Agreement, Borrower shall not modify, extend or in any way alter the terms of the Severance Lease or cancel or surrender the Severance Lease, or waive, excuse, condone or in any way release or discharge the lessor thereunder of or from the terms, covenants, provisions and conditions by said lessor to be done and performed; and, except to the extent expressly provided in the Lease Agreement, Borrower does by these presents expressly release, relinquish and surrender unto Lender all its right, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Severance Lease and any attempt on the part of Borrower to exercise any such right without the prior written consent of Lender shall constitute a default under the terms hereof and the indebtedness secured hereby shall, at the option of Lender, become due and payable forthwith and without notice.

          (f) Borrower will promptly notify Lender in writing in the event of the initiation of any arbitration proceeding under and pursuant to the provisions of the Severance

Lease, it being expressly agreed that if, at the time any such arbitration proceeding shall be initiated, a Severance Lease Default shall exist, Lender shall have, and is hereby granted, the sole and exclusive right to designate and appoint the arbitrator to be appointed by Borrower in such arbitration proceeding. In addition, Borrower shall promptly deliver to Lender a copy of the determination of the arbitrators in each such arbitration proceeding. Lender shall have the right to participate in such arbitration proceedings in association with Borrower or on its own behalf as an interested party;

          (h) Borrower will use its commercially reasonable efforts, within fifteen (15) days after written demand by Lender, obtain from the lessor under the Severance Lease and furnish to Lender the estoppel certificate in recordable form of such lessor either required to be issued by such lessor pursuant to the provisions of the Severance Lease or in form reasonably requested by Lender;

          (i) Borrower will, within fifteen (15) days after written demand by Lender, furnish Lender proof reasonably satisfactory to Lender of payment of all items which are required to be paid by Borrower pursuant to the Severance Lease.

          (j) In the event Borrower and the lessor under the Severance Lease amend or modify the Severance Lease (but nothing herein shall be deemed or construed as permitting Borrower to amend or modify the Severance Lease without the express prior written consent of Lender), Borrower shall, upon the request of Lender, (i) cause the lessor under the Severance Lease to execute a memorandum of any such amendment or modification, provided, however, that Borrower shall not be in default under this SUBPARAGRAPH (J) so long as Borrower is using its best efforts to obtain such executed memorandum, (ii) execute said memorandum, (iii) cause such memorandum to be recorded (at Borrower's sole cost and expense), and (iv) reimburse Lender for all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with Lender's review of any such amendment, modification or memorandum thereof;

          (k) Borrower will (i) upon request by Lender promptly deposit with Lender an original executed or certified copy of the Severance Lease and any and all documentary evidence received by it showing compliance by Borrower with the provisions of the Severance Lease, (ii) provide Lender an exact copy of any notice, communication, plan, specification or other instrument or document received or given by it in any way relating to or affecting the Severance Lease which may concern or affect the estate of the lessor or the lessee in or under the Severance Lease or in the real estate thereby demised, (iii) give Lender immediate notice of any receipt by it of any notice of default from the lessor thereunder, (iv) furnish to Lender within fifteen (15) days any and all information which it may request concerning the performance by Borrower of the agreements, terms, conditions and covenants of the Severance Lease or of this Instrument, and (v) permit Lender or its agents or representatives at all reasonable times to investigate or examine Borrower concerning such performance, and upon Borrower's failure so to do, Lender may, at its option, declare the Indebtedness secured hereby due and payable at once.

          (l) So long as any of the Secured Obligations shall remain unpaid, unless Lender shall otherwise in writing consent, the fee title and the leasehold estate in the Property hereinbefore described, shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee, or in a third party, by purchase or otherwise; and Borrower further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Property covered by the Severance Lease, including, without limitation, pursuant to the purchase option or right of first refusal, if any, set forth in the Severance Lease, this Instrument shall attach to or cover and be a lien upon such other estate so acquired, and such other estate so acquired by Borrower shall be considered as mortgaged, assigned or conveyed to Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed, and spread. Upon such acquisition, Borrower, if required by Lender, at Borrower's sole cost and expense, shall deliver to Lender, an ALTA Lender's Title Insurance Policy issued by a title insurance company reasonably satisfactory to Lender, insuring that this Instrument, as so spread to cover Borrower's interest in such fee property, is valid lien on Borrower's interest therein. It is the intention of Borrower and Lender that no documents, instruments or agreements shall be necessary to confirm the foregoing spread of this Instrument to cover Borrower's interest in such fee property, as aforesaid, and that such spreader shall occur automatically upon the consummation of Borrower's acquisition of such estate, title or interest in such leased property. Notwithstanding the foregoing, Borrower shall make, execute, acknowledge and deliver to Lender or so cause to be made, executed, acknowledged and delivered to Lender in form reasonably satisfactory to Lender, all such further or other documents, instruments, agreements or assurances as may be reasonably required by Lender to confirm the foregoing spread of this Instrument to cover Borrower's interest in a fee property. Borrower shall pay all reasonable expenses incurred by Lender in connection with the preparation, execution, acknowledgment, delivery and/or recording of any such documents, including but without limiting the generality of the foregoing, all filing, registration and recording fees and charges, documentary stamps, mortgage taxes, intangible taxes, and reasonable attorneys' fees, costs and disbursements. The provisions of this SUBPARAGRAPH (L) shall not apply in the event Lender acquires the Property, except if Lender shall so elect;

          (m) Within five (5) days after Borrower's receipt of any notice of any motion, application or effort to reject the Severance Lease by the lessor under the Severance Lease or any trustee arising from or in connection with any case, proceeding or other action commenced or pending by or against any lessor under the Federal Bankruptcy Code (the "CODE") or comparable provisions contained in any present or future federal, state, local, foreign or other statute, law, rule or regulation, Borrower shall give notice thereof to Lender. Borrower hereby (i) assigns to Lender any and all of Borrower's rights as lessee under Section 365(h) of the Code or any comparable provision contained in any present or future federal, state, local, foreign or other statute, law, rule or regulation ("COMPARABLE PROVISION"), (ii) covenants that it shall not elect to treat the Severance Lease as terminated pursuant to Section 365(h) of the Code or any Comparable Provision without the prior written consent of Lender and (iii) agrees that any such election by Borrower without such consent shall be null and void;

          (n) Without limiting the generality of the foregoing, Borrower hereby unconditionally assigns, transfers and sets over to Lender all of Borrower's claims and rights to the payment of damages arising from any rejection by the lessor under the Severance Lease of the Severance Lease under the Code or any Comparable Provision. Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the right to file and prosecute, in cooperation with Borrower, any proofs of claim, complaints, motions, applications, notices under the Code or any Comparable Provision. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the indebtedness and obligations secured by this Instrument shall have been satisfied and discharged in full. Any amounts received by Lender in damages arising out of the rejection of any Severance Lease as aforesaid shall be applied first to all reasonable costs and expenses of Lender (including, without limitation, reasonable attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this PARAGRAPH and thereafter as otherwise provided in this Instrument;

          (o) If there shall be filed by or against Borrower a petition under the Code or any Comparable Provision and Borrower, as sublessee under the Severance Lease, shall determine to reject the Severance Lease, Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the Bankruptcy Court or other judicial body with appropriate jurisdiction for authority to reject the Severance Lease. Lender shall have the right, but not the obligation to serve upon Borrower within such ten (10) day period a notice stating that (i) Lender demands that Borrower assume and assign its interests in the Severance Lease to Lender pursuant to
Section 365 of the Code or any Comparable Provision and (ii) Lender covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Severance Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Severance Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given subject to the performance by Lender of the covenant provided for in clause (h) of the preceding sentence. Effective upon the entry of an order for relief in respect of Borrower under Chapter 7 of the Code or any Comparable Provision, Borrower hereby assigns and transfers to Lender a non-exclusive right to apply to the Bankruptcy Court or other judicial body with appropriate jurisdiction for an order extending the period during which the Severance Lease may be rejected or assumed;

          (p) Borrower hereby assigns and sets over to Lender, as security for the obligations secured by this Instrument, all right, title and interest in and to Borrower's interest in the Severance Lease, and Lender shall have the right and power to exercise such options on behalf of Borrower at any time that Borrower could do so if, in the sole judgment of Lender, it is appropriate to do so in order to protect Lender's interests. Borrower hereby grants to Lender a power of attorney to execute and deliver such extension notices on behalf of Borrower, it being stipulated that such power of attorney is coupled with an interest and irrevocable for so long as this Security Instrument remains in effect. Upon the request of Lender, Borrower shall execute any documents or instruments reasonably requested by Lender in order to confirm the existence of the power of attorney set forth in this subsection, including, without limitation, a separate power of attorney in recordable form with respect to the matters covered by this subsection. Lender shall further have a power of attorney, it being stipulated that such power of attorney is coupled with an interest and is irrevocable for so long as this Security Instrument remains in effect, to execute any and all other documents required by this Security Instrument with respect to the Severance Lease, and to perform any and all acts required of Borrower under this Instrument with respect to the Severance Lease, if Borrower fails to do so promptly after demand by Lender. Notwithstanding anything herein to the contrary, prior to the occurrence of any Event of Default beyond any applicable cure or grace periods set forth in the Lease Agreement, Borrower shall have such rights, privileges and benefits with respect to the Severance Lease as set forth in paragraph 4(c) of the Lease Agreement.

          (q) If the Severance Lease shall be terminated prior to the natural expiration of its term due to a default or event of default thereunder, and if, pursuant to any provision of the Severance Lease or otherwise, Lender or its designee shall acquire from the lessor under the Severance Lease a new lease of the Property, Borrower shall have no right title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained;

          (r) Borrower has not consented and shall not consent to the subordination of the Severance Lease to any mortgage of the fee interest in the Property; and

          (s) The execution and delivery of this Instrument is permitted under the Severance Lease and Borrower has complied with any appropriate and/or required consents or notices in order to encumber its Severance Leasehold Estate.

          (t) The Borrower shall maintain the insurance as required by the Severance Sublease covering the Property as required by PARAGRAPH 5 hereof for the benefit of Borrower and Lender (and such other persons required by the Lease Agreement). Borrower will give prompt notice to Lender of termination of or interruption in such coverage and, in that event, will provide replacement insurance as required by the Severance Sublease and PARAGRAPH 5 hereof for the benefit of Borrower and Lender (and such other persons required by the Lease Agreement).

          40.11 COUNTERPARTS. This Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.

          40.12 WRAP-AROUND MORTGAGE.

          (a) The Secured Obligations wrap-around and include the indebtedness secured by that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing made by Borrower in favor of 620 EIGHTH LENDER NYT (NY) LIMITED PARTNERSHIP and intended to be recorded with the Office of the City Register, New York County prior to the recording of this Instrument, which mortgage is a lien upon the Property (the "UNDERLYING MORTGAGE") securing a note of even date (the "UNDERLYING NOTE") in the original principal amount of ONE HUNDRED SEVENTY FIVE MILLION AND 00/100 DOLLARS ($175,000,000.00). The lien of this Instrument is junior and subordinate to the lien of the Underlying Mortgage, as the same may be amended, extended, supplemented or modified from time to time. Paragraph 31(d) of the Lease Agreement shall apply with respect to any rights or obligations of Borrower with respect to payments made by Borrower to the holder of the Underlying Note and the Underlying Mortgage.

          (b) The Mortgagee, by its execution of this Instrument hereby agrees to apply the applicable portion of the payments received from the Borrower pursuant to the terms of the Lease Agreement towards payment of any applicable sums payable and due in accordance with the terms of the Underlying Note, as same may be amended, restated, modified or supplemented from time to time.

          (c) Upon Lender's request, Borrower agrees to separate the indebtedness secured by this Instrument (including, but not limited to, severing and/or splitting this Instrument into one or more liens) so that the Secured Obligations no longer include the indebtedness secured by the Underlying Mortgage (i.e, de-wrapping the lien of this Instrument from the lien of the Underlying Mortgage) and, in connection therewith, Borrower shall deliver to Lender an affidavit (pursuant to Section 255 of the New York Real Property Law or any other applicable law of the State of New York) and such other documents and instruments as Lender may reasonably request, provided, however, that (i) the maximum principal indebtedness secured by this Instrument following such event shall not in the aggregate exceed the difference between (x) the original maximum principal indebtedness secured by this Instrument as of the date hereof and (y) the original maximum principal indebtedness secured by the Underlying Mortgage as of the date hereof (which such difference equals $75,000,000.00), (ii) such agreements do not increase the liabilities and obligations of Borrower under any of the Loan Document nor diminish the Borrower's rights under any of the Loan Document, other than to a deminimus extent, and (iii) Borrower shall pay all of Lender's costs incurred as a result of this SUBPARAGRAPH (B) to the extent provided in
Section 31(a)(ii) of the Lease.

          40.13 RECOGNIZED MORTGAGE. Notwithstanding anything herein to the contrary, (A) insurance proceeds/condemnation awards with respect to the Property shall not be disposed or applied in a manner inconsistent with the terms of the Severance Lease; (B) Lender shall provide written notice to 42DP of any defaults under this Instrument in accordance with Paragraph 31(c) of the Severance Lease and shall permit 42DP the right to cure any such default and upon such cure 42DP shall be subrogated to the rights of the Lender to the extent of such cure; (C) this Instrument shall not be modified, amended, extended or consolidated without delivering a copy thereof to 42DP; (D) this Instrument shall not extend to, affect, or be a lien or encumbrance upon, the estate and interest of 42DP in the Demised Premises or the Common Elements (as such terms are defined in the Severance Lease), in the Severance Lease or any part thereof; and (E) this Instrument shall at all times be subject and subordinate to (i) the Severance Lease, and (ii) the Condominium Documents and to the Board of Managers' Liens, the NYTC Board of Managers' Liens and the FC Board of Managers' Liens (as such terms are defined in the Condominium Documents); and (F) the Lender (and its successors and assigns) will take title to the Property subject to the Condominium Documents.

          40.14 ASSIGNMENT.

          (a) In consideration of the making of the Loan by Lender to the Borrower and for other good and valuable consideration, receipt and sufficiency of which hereby are acknowledged, effective immediately after the recording of this Instrument, automatically and without further action by ESDC, ESDC shall and does hereby resign as co-mortgagee hereunder and assign unto Lender, all of ESDC's right, title and interest under this Instrument as co-mortgagee, such assignment being made without recourse, representation or warranty by ESDC, in any case or event or for any purpose whatsoever.

          (b) By executing this Instrument, effective immediately after the recording of this Instrument, automatically and without further action by Lender, (i) Lender consents to and accepts ESDC's resignation pursuant to this PARAGRAPH 40.14, (ii) Lender accepts the assignment by ESDC of all of ESDC's right, title and interest under this Instrument as co-mortgagee hereunder and
(iii) Lender, as successor mortgagee, does assume and agree to be bound by all of the terms and conditions of this Instrument, and all of the obligations under this Instrument applicable to it in such capacity as mortgagee hereunder.

          (c) The foregoing assignment and assumption shall be and is self-executing, effective immediately after the recording of this Instrument, automatically and without more, and no further act shall be or is required by any of the parties to this Instrument to effectuate the foregoing assignment and assumption. In confirmation of the foregoing, the parties shall execute a separate assignment of this Instrument, which is intended to be recorded in the City Register's Office, after the recording of this Instrument.

          (d) The Borrower acknowledges that ESDC is entering into this Instrument as co-mortgagee solely as an accommodation to the Borrower and Lender and that ESDC shall have absolutely no obligations, responsibilities or liabilities hereunder whatsoever to the Borrower, the Lender and/or any third parties other than to record this Instrument in the City Register's Office.

          (e) Borrower indemnifies, defends and holds ESDC and Mortgagee harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands, including without limitation, reasonable attorneys fees, court costs and disbursements, arising from or relating to ESDC's acting as co-mortgagee hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, Borrower, Lender and ESDC have executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                        NYT REAL ESTATE COMPANY LLC,
                                        a New York limited liability company


                                        By: /s/ Kenneth A. Richieri
                                            ------------------------------------
                                        Name:  Kenneth A. Richieri
                                        Title: Manager

STATE OF NEW YORK )
                  )ss.:
COUNTY OF NEW YORK)

On the 6th day of March, in the year 2009, before me, the undersigned, personally appeared Kenneth A. Richieri, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


/s/ Alaina Marie Guglielmo
-------------------------------------
Notary Public

ALAINA MARIE GUGLIELMO
Notary Public -- State of New York
No. 01GU6153040
Qualified in Westchester County
My Commission Expires Sept. 25, 2010

                                        CO-MORTGAGEE:

                                        620 EIGHTH NYT (NY) LIMITED PARTNERSHIP, a Delaware limited partnership

                                        By: 620 EIGHTH GP NYT (NY) LLC,
                                        a Delaware limited liability company,
                                        its general partner

                                        By: CPA:17 LIMITED PARTNERSHIP,
                                        a Delaware limited partnership,
                                        its sole member

                                        By: CORPORATE PROPERTY ASSOCIATES 17 -
                                        GLOBAL INCORPORATED,
                                        a Maryland corporation,
                                        its general partner

                                        By: /s/ Jason E. Fox
                                            ------------------------------------
                                        Name:  Jason E. Fox
                                        Title: Executive Director

STATE OF NEW YORK )
                  )ss.:
COUNTY OF NEW YORK)

On the 6th day of March, in the year 2009, before me, the undersigned, personally appeared Jason E. Fox, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


/s/ Winston C. Smith
-------------------------------------
Notary Public

WINSTON C. SMITH
Notary Public -- State of New York
No. 01SM6192042
Qualified in New York County
My Commission Expires Aug. 25, 2012

                                      CO-MORTGAGEE:

                                      NEW YORK STATE URBAN  DEVELOPMENT
                                      CORPORATION,
                                      D/B/A/ EMPIRE STATE DEVELOPMENT
                                      CORPORATION


                                      By: /s/ Naresh Kapadia
                                          ------------------------------------
                                      Name: Naresh Kapadia
                                      Title: Assistant V.P. -- Planning & Design

STATE OF NEW YORK )
                  )ss.:
COUNTY OF NEW YORK)

On the 6th day of March, in the year 2009, before me, the undersigned, personally appeared Naresh Kapadia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me he/she/they executed the same in his/her/their/ capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


/s/ Yariv Katz
-------------------------------------
Notary Public

YARIV KATZ
Notary Public -- State of New York
No. 01KA6188118
Qualified in Westchester County
My Commission Expires June 2, 2012

                                    EXHIBIT A

                              Property Description

The Condominium Units (in the BUILDING located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the "UNITS") in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the "REGISTER"), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the "DECLARATION"), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the "PROPERTY") and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012
Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register's Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

                                SCHEDULE OF UNITS

                           PERCENTAGE
    UNIT                  INTEREST IN
DESIGNATION   TAX LOT   COMMON ELEMENTS
-----------   -------   ---------------
     0-A        1001        0.6627%
     1-A        1003        2.0132%
     1-E        1007        0.0691%
     2-A        1009        4.7805%
     3-A        1010        4.7579%
     4-A        1011        4.5636%
     5-A        1012        1.6352%
     6-A        1013        1.7325%
     7-A        1014        1.7325%
     8-A        1015        1.7325%
     9-A        1016        1.7325%
    10-A        1017        1.7325%
    11-A        1018        1.7325%
    12-A        1019        1.7325%
    13-A        1020        1.7325%
    14-A        1021        1.7440%
    15-A        1022        1.3998%
    16-A        1023        1.7484%
    17-A        1024        1.7207%
    18-A        1025        1.7711%
    19-A        1026        1.7711%
    20-A        1027        1.7711%
    28-A        1035        0.4446%

                                    EXHIBIT B

                                 Severance Lease

Agreement of Sublease dated as of December 12, 2001 between The New York Times Building LLC, a New York limited liability company ("NYTB"), as landlord, and NYT Real Estate Company LLC, a New York limited liability company, a memorandum of which was recorded in the Office of the City Register of the City of New York on October 24, 2003 as CRFN 2003000433125, as amended by NYTB's interest in which Agreement of Sublease as landlord was assigned by Assignment and Assumption Agreement dated as of August 15, 2006 to 42nd St. Development Project, Inc. ("42DP"), as landlord, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644732, which Agreement of Sublease was amended pursuant to First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between 42DP and Borrower and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 and by Second Amendment to Agreement of Sublease
(NYT) dated as of January 29, 2007 between 42DP and Borrower and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 and by Third Amendment to Agreement of Sublease (NYT) dated on or about the date of this Mortgage between 42DP and Borrower and intended to be recorded in the Office of the City Register of the City of New York (such Agreement of Sublease, as so assigned and amended, the "Severance Lease").